EXHIBIT 10.3

EXECUTION VERSION

CONSENT TO CREDIT AGREEMENT

This Consent to Credit Agreement (this “Consent”) is entered into as of November 14, 2014 by and among ITT EDUCATIONAL SERVICES, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

A. The Borrower, the financial institutions from time to time party thereto as lenders (the “Lenders”) and Administrative Agent are party to that certain Credit Agreement dated as of March 21, 2012, as amended by the First Amendment thereto dated as of March 31, 2014, the Second Amendment thereto dated as of May 29, 2014, the Third Amendment thereto dated as of June 30, 2014, the Fourth Amendment thereto dated as of July 30, 2014 and the Fifth Amendment thereto dated as of September 15, 2014 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Consent shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower has requested that the Lenders and the Administrative Agent grant certain consents to the Credit Agreement, on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Consent.

Notwithstanding anything to the contrary in Sections 5.01(b) or 5.01(c) of the Credit Agreement, the internally prepared consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows described in Section 5.01(b) of the Credit Agreement, and the certificate of a Financial Officer of the Borrower as described in Section 5.01(c) of the Credit Agreement, in each case, as of and for the fiscal quarter ending June 30, 2014, required to be furnished by the Borrower to the Administrative Agent and each Lender pursuant to Sections 5.01(b) and 5.01(c), are required to be furnished by November 21, 2014.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) This Consent has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each of the representations and warranties of the Credit Parties set forth in the Credit Documents are true and correct in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect are true and correct in all respects) on and as of the date hereof, other than any such representations and warranties that specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects).

(c) No Default has occurred and is continuing.

3. Effectiveness. This Consent shall become effective upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders, and when the following additional conditions have been satisfied:

(a) Each of the Subsidiary Guarantors has executed and delivered a Reaffirmation of Guaranty and Security Documents in the form of Exhibit A hereto.

(b) The Borrower shall have paid to Winston & Strawn LLP all outstanding legal fees and expenses in connection with this Consent and the other Loan Documents.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Consent, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) This Consent shall constitute a Credit Document.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Consent (whether or not the transactions contemplated hereby shall be consummated).

6. Governing Law. This Consent shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

8. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent by email or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent.

9. Release of Claims. The Borrower and the other Credit Parties hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent and each L/C Issuer and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Consent or the other Credit Documents (collectively, the “Released Matters”). The Borrower and each other Credit Party each hereby acknowledges that the agreements in this Section 9 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Borrower and each other Credit Party each hereby represents and warrants to each Lender, Agent and each L/C Issuer that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Borrower or any other Credit Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

THE BORROWER AND EACH OTHER CREDIT PARTY AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS CONSENT. THE BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, THE BORROWER AND EACH OTHER CREDIT PARTY WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Consent as of the date and year first above written.

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Daniel M. Fitzpatrick
Name:	Daniel Fitzpatrick
Title:	EVP CFO

JPMORGAN CHASE BANK, N.A.,
as a Lender and as the Administrative Agent

By:	/s/ Richard Barritt
Name:	Richard Barritt
Title:	Associate

Bank of America, N.A., as a Lender

By:	/s/ Kevin M. Behan
Name:	Kevin M. Behan
Title:	Managing Director

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Michael J. Thomas
Name:	Michael J. Thomas
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ J Richard Baker
Name:	J Richard Baker
Title:	Senior Vice President

EXHIBIT A

REAFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS

The undersigned acknowledges receipt of a copy of the Consent dated as of November 14, 2014, agrees to such consents and to each of the transactions referenced therein and hereby reaffirms its obligations under the Subsidiary Guaranty and the Security Documents.

Dated as of November 14, 2014

ESI SERVICE CORP.

By:
Name:
Title: